                                                                    EXHIBIT 99.2

ALL OF THE FOLLOWING FINANCIAL STATEMENTS ARE UNAUDITED AND WERE PREPARED BY
HILL INTERNATIONAL, INC., AS A PRIVATE COMPANY, IN ACCORDANCE WITH U.S.
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND MAY NOT CONFORM TO SEC REGULATION
S-X.

                        HILL INTERNATIONAL BALANCE SHEETS
                           (unaudited) (in US dollars)
                                (in millions) (a)

                                                9 MONTHS ENDED   FISCAL YEAR ENDED DECEMBER 31,
                                               ---------------   ------------------------------
                                                   9/30/05              2004    2003    2002
                                                   -------             -----   -----   -----

ASSETS

Current Assets
Cash & Cash Equivalents                             $(0.3)             $ 0.8   $ 1.4   $ 0.1
Accounts Receivable, Net                             29.4               22.3    19.7    17.5
Other Receivables                                      --                0.9     0.3      --
Prepaid Expenses & Other Current Assets               2.0                1.6     0.5     0.6
                                                    -----              -----   -----   -----
Total Current Assets                                 31.1               25.7    21.9    18.1

Property & Equipment, net                             2.7                2.6     2.6     2.8
Cash - Restricted                                     4.0                3.4     1.1     0.3
Intangibles, Net                                      0.2                0.3     0.5     1.0
Non-Current Deferred Tax Assets                       0.2                0.2     0.4      --
Other Assets                                          0.9                0.8     0.3     0.4
                                                    -----              -----   -----   -----
   Total Assets                                      39.0               32.9    26.8    22.6

LIABILITIES & SHAREHOLDER'S EQUITY

Current Liabilities
Current Portion of L-T Debt & Capital Leases          0.4                1.2     0.7     1.0
Accounts Payable                                      6.5                6.4     4.9     5.2
Accrued Expenses                                      7.2                4.8     3.2     3.0
Current Portion of Deferred Tax Liabilities           2.7                2.5     3.2     2.9
Income Taxes Payable                                  2.5                1.0     0.8     0.7
Retained & Other Current Liabilities                  5.2                4.7     1.7     2.5
                                                    -----              -----   -----   -----
Total Current Liabilities                            24.4               20.7    14.4    15.2

Long-Term Debt & Capital Leases                       9.0                9.6     9.3     4.2
Deferred Liabilities & Other                          0.6                0.6     0.6     0.4
                                                    -----              -----   -----   -----
   Total Liabilities                                 34.0               30.8    24.4    19.8

Total Shareholders' Equity                            5.0                2.0     2.5     2.8
                                                    -----              -----   -----   -----
   Total Liabilities & Shareholders' Equity         $39.0              $32.9   $26.8   $22.6

(a)  Numbers may not foot due to rounding.

ARPEGGIO ACQUISITION CORP. AND HILL INTERNATIONAL, INC.                   PAGE 2
DECEMBER 5, 2005

                   HILL INTERNATIONAL STATEMENTS OF OPERATIONS
                           (unaudited) (in US dollars)
                                (in millions) (a)

                                     9 MONTHS ENDED   9 MONTHS ENDED   FISCAL YEAR ENDED DECEMBER 31,
                                     --------------   --------------   ------------------------------
                                         9/30/05          9/30/04            2004    2003    2002
                                         -------          -------           -----   -----   -----

Total Revenue                             $80.5            $61.2            $84.1   $78.7   $73.1
Reimbursable Expenses                      21.3             14.3             21.1    22.6    25.0
                                          -----            -----            -----   -----   -----
Net Revenue                               $59.2            $47.0            $63.0   $56.1   $48.1
Direct Expenses                            31.6             25.6             34.1    29.0    23.9
Indirect Expenses                          21.9             19.6             26.6    24.2    20.9
Affiliate Expense (Income)                 (0.6)            (0.0)            (0.5)     --      --
Depreciation & Amortization                 0.7              0.6              0.8     1.2     1.5
                                          -----            -----            -----   -----   -----
   Operating Profit                         4.9              1.2              1.7     1.7     1.7

Other (Income) Expense
   Interest, Net                            0.4              0.4              0.6     0.6     0.5
   Other                                   (0.6)             1.9              1.8     2.0     1.2
                                          ------           -----            -----   -----   -----
      Income from Operations                5.1             (1.1)            (0.7)   (0.9)     --
Provision (Benefit) for Inc. Taxes          1.9              0.4             (0.3)   (0.4)     --
                                          -----            -----            -----   -----   -----
   Net Income                               3.1             (0.7)            (0.4)   (0.5)     --

Depreciation & Amortization                 0.7              0.6              0.8     1.2     1.5
                                          -----            -----            -----   -----   -----
   EBITDA                                   5.6             (0.1)             2.5     2.9     3.3

Non-Recurring Items (b)                     0.2              1.8              1.2     0.8     0.9
                                          -----            -----            -----   -----   -----
   Adjusted EBITDA                        $ 5.8            $ 1.7            $ 3.7   $ 3.7   $ 4.2

CAPEX                                       0.7              0.5              0.6     0.3     0.8

(a)  Numbers may not foot due to rounding.

(b)  Non-recurring items include expenses related to litigation, restructuring and discontinued operations.